UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: August 25, 2000

Date of earliest event reported: June 19, 2000

PFIZER INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State of Incorporation)	1-3619 (Commission File Number)	13-5315170 (I.R.S. Employer Identification No.)

235 East 42nd Street, New York, New York 10017 (Address of principal executive offices) (212) 573-2323 (Registrant's telephone number)

Item 5. Other Events

As previously reported in the registrant's Form 8-K dated June 20, 2000, Pfizer Inc. ("Pfizer" or the "Company") and Warner-Lambert Company ("Warner-Lambert") completed their merger on June 19, 2000 whereby Warner-Lambert became a wholly owned subsidiary of Pfizer. The Company is filing revenues by segment and major products for each of the four quarters in 1999 and the full year 1999 with comparative prior year periods restated to reflect the merger with Warner-Lambert. This information is included in Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 to this Form 8-K and is incorporated by reference.

Item 7(c). Exhibits
99.1	Segment/Product Revenues for the first quarter 1999 and 1998.
99.2	Segment/Product Revenues for the second quarter 1999 and 1998.
99.3	Segment/Product Revenues for the third quarter 1999 and 1998.
99.4	Segment/Product Revenues for the fourth quarter 1999 and 1998.
99.5	Segment/Product Revenues for the full year 1999 and 1998.

Index to Exhibits
Number	Description
99.1	Segment/Product Revenues for the first quarter 1999 and 1998.
99.2	Segment/Product Revenues for the second quarter 1999 and 1998.
99.3	Segment/Product Revenues for the third quarter 1999 and 1998.
99.4	Segment/Product Revenues for the fourth quarter 1999 and 1998.
99.5	Segment/Product Revenues for the full year 1999 and 1998.

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.
Dated: August 28, 2000	By: /s/ Margaret M. Foran Name: Margaret M. Foran Title: Vice President, Corporate Governance